Fourth Quarter & Year-End 2014 February 10, 2015 Earnings Conference Call Supplement (Unaudited Results) Jerome A. Peribere – President & CEO Carol P. Lowe – Senior Vice President & CFO Exhibit 99.2

Safe Harbor and Regulation G Statement This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar references to future periods. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the expected cash tax benefits associated with the Settlement agreement (as defined in our 2013 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us are based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s February 10, 2015 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures. Information reconciling forward-looking non-U.S. GAAP measures to U.S. GAAP measures is not available without unreasonable effort.

Constant currency net sales and favorable product price/mix across all divisions and all regions. Despite $17 million of unfavorable currency, Adjusted EBITDA was $282 million, or 14.3% of net sales, a 90 basis points margin improvement compared to last year. Net sales growth and margin expansion across all divisions. Despite $30 million of unfavorable currency, Adjusted EBITDA of $1.12 billion, or 14.4% of net sales, increased 8% compared to 2013. Generated $612 million of Free Cash Flow compared to $509 million in 2013. Completed bond offering and amended and restated credit facilities, reducing annual interest expense by approximately $30 million. Announced new restructuring program, Fusion, expected to generate annualized savings of approximately $80 - $85 million by the end of 2018. Key Takeaways FOURTH QUARTER & YEAR-END 2014 Reported U.S. GAAP Measures, Continuing Operations Q4-14 Net Sales: $2.0B; Operating Profit: $144M; Net Income: $66M2014 Net Sales: $7.8B; Operating Profit: $654M; Net Income: $258M Q4-13 Net Sales: $2.0B; Operating Profit: $175M; Net Income: $5M2013 Net Sales: $7.7B; Operating Profit: $605M; Net Income: $95M FOURTH QUARTER 2014 Business Highlights YEAR-END 2014

Latin America Reported: (3.9%) Constant Currency: 8.4% % of Sales: 10% North America Reported: 2.2% Constant Currency: 2.8% % of Sales: 40% Japan/ANZ Reported: (3.2%) Constant Currency: 1.9% % of Sales: 7% Europe Reported: 0.8% Constant Currency: 0.7% % of Sales: 32% AMAT Reported: 2.9% Constant Currency: 6.9% % of Sales: 11% YoY Regional Sales Performance YEAR-END 2014 * Constant currency refers to unit volume and price/mix performance and excludes the impact of currency translation 2014 Net Sales: $7.75B As Reported % Change: 0.8% YoY Constant Currency % Change: 3.2% YoY

* Constant currency refers to unit volume and price/mix performance and excludes the impact of currency translation YoY Regional Sales Performance FOURTH QUARTER 2014 Latin America Reported: (4.0%) Constant Currency: 8.4% % of Sales: 11% North America Reported: 1.6% Constant Currency: 2.3% % of Sales: 40% Japan/ANZ Reported: (6.0%) Constant Currency: 0.8% % of Sales: 7% Europe Reported: (6.2%) Constant Currency: 2.2% % of Sales: 31% AMAT Reported: 3.4% Constant Currency: 6.8% % of Sales: 11% Q4 Net Sales: $1.97B As Reported % Change: (1.9%) YoY Constant Currency % Change: 3.3% YoY

YoY Price/Mix & Volume Trends Q4 & 2014 delivered constant currency sales growth with favorable Price/Mix in every division and every region. FOURTH QUARTER & YEAR-END 2014

2014 Net Sales ($M) Food Care 833 817 180 169 1,013 985 Q4 2013 Q4 2014 3,110 3,132 705 703 3,814 3,835 2013 2014 Q4 Adjusted EBITDA ($M) 2014 Adjusted EBITDA ($M) Q4 Net Sales ($M) Constant Currency Net Sales Growth: 3.0% Constant Currency Net Sales Growth: 3.6% -2.7% +0.6% +7.5% Adj. EBITDA Margin: Q4 2014: 17.5% Q4 2013: 15.8% Adj. EBITDA Margin: 2014: 17.5% 2013: 16.1%

Diversey Care Volume Mix & Price/Cost Spread Adj. EBITDA Margin: Q4 2014: 10.9% Q4 2013: 11.1% Constant Currency Net Sales Growth: 4.1% Constant Currency Net Sales Growth: 3.0% Adj. EBITDA Margin: 2014: 11.3% 2013: 11.0% -1.8% +0.6% 2014 Net Sales ($M) Q4 Adjusted EBITDA ($M) 2014 Adjusted EBITDA ($M) Q4 Net Sales ($M)

Product Care +6.0% Adj. EBITDA Margin: Q4 2014: 17.9% Q4 2013: 17.1% +9.9% Constant Currency Net Sales Growth: 4.6% Constant Currency Net Sales Growth: 3.7% Adj. EBITDA Margin: 2014: 17.7% 2013: 16.5% +1.6% +2.8% 2014 Net Sales ($M) Q4 Adjusted EBITDA ($M) 2014 Adjusted EBITDA ($M) Q3 Net Sales ($M)

- Volume + Price/Mix + Q4 Net Sales ($M) 2014 Net Sales ($M) Q4 & 2014 Net Sales Bridge - - + Constant Currency Sales Growth: 3.3% Constant Currency Sales Growth: 3.2%

+4.3% Volume Mix & Price/ Cost Spread Q4 Adj. EBITDA ($M) 2014 Adj. EBITDA ($M) Q4 & 2014 Adj. EBITDA Bridge Adjusted EBITDA Margin: Q4 2014: 14.3% Q4 2013: 13.4% +7.5% Adjusted EBITDA Margin: 2014: 14.4% 2013: 13.5%

($ in millions) Free Cash Flow Before Settlement Payment Year Ended December 31 Free Cash Flow * Includes changes in trade receivables, net, inventories and accounts payable.

Debt Maturity Schedule 2014 Refinanced credit facility on July 25, 2014. Please see Form 8-K filed on July 30, 2014 for more details. Refinanced 8.125% Notes due 2019 with $425M of Notes due 2022 and $425M of Notes due 2024.

2015 Financial Outlook Note: Adjusted EBITDA, Adjusted EPS, Free Cash Flow, D&A and Tax Rate guidance excludes the impact of special items. 2015 Outlook Outlook 2015 Prior 2014Actual Net Sales Approx. $7.40B $7.7504999999999997 (Unfavorable) FX Impact Approx. (7%) (2.3%) Constant Currency Growth Approx. 2.5% 0.02 Adjusted EBITDA $1.15 - $1.18B $1.1182999999999998 (Unfavorable) FX Impact Approx. ($80M) (2.3%) Interest Expense $255M $287.7 D&A $310M $318.7 Anticipated Tax Rate 0.25 0.25 Adjusted EPS $2.08 - $2.18 $1.788192827200745 Free Cash Flow Approx. $600M $612 Capex $180M $152 Restructuring Costs $120M $108 Interest Payments $255M $293 2015 Outlook Outlook 2015 Prior 2014Actual Net Sales Approx. $7.40B $7.7504999999999997 (Unfavorable) FX Impact Approx. (7%) (2.3%) Constant Currency Growth Approx. 2.5% 0.02 Adjusted EBITDA $1.15 - $1.18B $1.1182999999999998 (Unfavorable) FX Impact Approx. ($80M) (2.3%) Interest Expense $255M $287.7 D&A $310M $318.7 Anticipated Tax Rate 0.25 0.25 Adjusted EPS $2.08 - $2.18 $1.788192827200745 Free Cash Flow Approx. $600M $612 Capex $180M $152 Restructuring Costs $120M $108 Interest Payments $255M $293

Q&A Earnings Conference Call Fourth Quarter & Year-End 2014